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                                                                   EXHIBIT 10(l)

                             INTERPHASE CORPORATION

                     AMENDED AND RESTATED STOCK OPTION PLAN



         WHEREAS, on August 24, 1984, the Board of Directors (the "Board") of Interphase Corporation adopted the Interphase Corporation Incentive Stock Option Plan (the "Plan"); and

         WHEREAS, the Board subsequently amended the Plan from time to time to increase the number of shares of common stock of the Company available under the Plan from 200,000 shares to 1,350,000 shares and to make certain changes to the Plan; and

         WHEREAS, the Board now desires to amend and restate the Plan, and in connection therewith, add provisions to the Plan to allow the grant of non-qualified stock options and to rename the Plan the Interphase Corporation Amended and Restated Stock Option Plan;

         NOW, THEREFORE, in consideration of the foregoing, the Board hereby adopts the Amended and Restated Stock Option Plan effective November 9,1994:

                  1. PURPOSE. The purpose of the Plan is to continue to provide selected employees with a proprietary interest in the Company through the granting of either incentive stock options or non-qualified stock options which will

                           (a) increase the interest of the selected employees
                  in the Company's welfare;

                           (b) furnish an incentive to the selected employees to
                  continue their services for the Company; and

                           (c) provide a means through which the Company may
                  attract able persons to enter its employ.

                  2. ADMINISTRATION. The Plan will be administered by the Board.


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                  3. PARTICIPANTS. The Board shall, from time to time, select the particular employees of the Company and its Subsidiaries to whom options are to be granted, and who will, upon such grant, become participants in the Plan.

                  4. STOCK OWNERSHIP LIMITATIONS. No Incentive Option may be granted to an employee who owns more than 10% of the voting power of all classes of stock of the Company or its Parent or Subsidiaries. This limitation will not apply if the option price is at least 110% of the fair market value of the stock at the time the Incentive Option is granted and the Incentive Option is not exercisable more than five years from the date it is granted.

                  5. SHARES SUBJECT TO PLAN. The Board may not grant options under the Plan for more than 1,350,000 shares of Common Stock of the Company, but this number may be adjusted to reflect, if deemed appropriate by the Board, any stock dividend, stock split, share combination, recapitalization or the like, of or by the Company. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be reoffered under the Plan.

                  6. LIMITATION ON AMOUNT. The aggregate fair market value (determined at the time of grant) of the shares of Common Stock which any employee is first eligible to purchase in any calendar year by exercise of Incentive Options granted under this Plan and all incentive stock option plans (within the meaning of Section 422 of the Internal Revenue Code) of the Company or its Parent or Subsidiaries shall not exceed $100,000. For this purpose, the fair market value (determined at the respective date of grant of each option) of the stock purchasable by exercise of an Incentive Option (or an installment thereof) shall



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         be counted against the $100,000 annual limitation for an employee only for the calendar year such stock is first purchasable under the terms of the Incentive Option.

                  7. ALLOTMENT OF SHARES. The Board shall determine the number of shares of Common Stock to be offered from time to time by grant of options to employees of the Company or its Subsidiaries. The grant of an option to an employee shall not be deemed either to entitle the employee to, or to disqualify the employee from, participation in any other grant of options under the Plan.

                  8. GRANT OF OPTIONS. The Board is authorized to grant Incentive Options and Nonqualified Options under the Plan. The grant of options shall be evidenced by stock option agreements containing such terms and provisions as are approved by the Board, but not inconsistent with the Plan, including provisions that may be necessary to assure that any option that is intended to be an Incentive Option will comply with Section 422 of the Internal Revenue Code. The Company shall execute stock option agreements upon instructions from the Board. The Plan shall be submitted to the Company's stockholders for approval. The Board may grant options under the Plan prior to the time of stockholder approval, which options will be effective when granted, but if for any reason the stockholders of the Company do not approve the Plan prior to one year from the date of adoption of the Plan by the Board, all options granted under the Plan will be terminated and of no effect, and no option may be exercised in whole or in part prior to such stockholder approval.

                  A stock option agreement may provide that the participant may request approval from the Board to exercise an option or a portion thereof by tendering shares of Common Stock at the fair market value per share on the date of exercise in lieu of cash payment of the exercise price.


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                  9. OPTION PRICE. The option price shall not be less than 100%
         of the fair market value per share of the Common Stock on the date the option is granted.

                  10. OPTION PERIOD. The Option Period will begin on the date the option is granted, which will be the date the Board authorizes the option unless the Board specifies a later date. No option may terminate later than 10 years from the date the option is granted. The Board may provide for the exercise of options in installments and upon such terms, conditions and restrictions as it may determine. The Board may provide for termination of the option in the case of termination of employment or any other reason.

                  11. RIGHTS IN THE EVENT OF DEATH OR DISABILITY. If a participant dies or becomes disabled [within the meaning of Section 22(e)(3) of the Internal Revenue Code] while in the employ of the Company but prior to termination of his right to exercise an option in accordance with the provisions of his stock option agreement without having totally exercised the option, the option may be exercised, to the extent of the shares with respect to which the option could have been exercised by the participant on the date of the participant's death or disability, by (i) the participant's estate or by the person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the participant in the event of the participant's death, or (ii) the participant or his personal representative in the event of the participant's disability, provided the option is exercised prior to the date of its expiration or not more than one year date of the participant's death or disability whichever first occurs.

                  12. PAYMENT. Full payment for shares purchased upon exercising an option shall be made in cash or by check or, if permitted by the stock option agreement, by tendering shares of Common Stock at the fair market value per share at the time of exercise, or on such


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         other terms as are set forth in the applicable option agreement. No shares may be issued until full payment of the purchase price therefore has been made, and a participant will have none of the rights of a stockholder until shares are issued to him.

                  13. EXERCISE OF OPTION. Options granted under the Plan may be exercised during the Option Period, at such times, in such amounts, in accordance with such terms and subject to such restrictions as are set forth in the applicable stock option agreements. In no event may an option be exercised or shares be issued pursuant to an option if any requisite action, approval or consent of any governmental authority of any kind having jurisdiction over the exercise of options shall not have been taken or secured.

                  14. CAPITAL ADJUSTMENTS AND REORGANIZATIONS. The number of shares of Common Stock covered by each outstanding option granted under the Plan and the option price may be adjusted to reflect, as deemed appropriate by the Board, any stock dividend, stock split, share combination or the like of or by the Company. In the event of a merger, consolidation, share exchange, reorganization, liquidation, recapitalization, separation or the like of or by the Company, the Board may make such arrangements as it deems advisable with respect to outstanding options granted under the Plan, which arrangements shall be binding upon each employee that holds an outstanding option granted under the Plan, including, but not limited to, arrangements for the substitution of new options for any options then outstanding, the assumption of any such options, payment for the outstanding options and adjusting the number of shares covered by each outstanding option and the option price therefor. Any such arrangement relating to an Incentive Option shall comply with the requirements of Internal Revenue Code Section 422 and the regulations thereunder. If the Company becomes a party to an agreement providing for the merger,


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         consolidation or share exchange of or by the Company and pursuant to that agreement the holders of Common Stock would receive cash, securities or property from another person or entity and if the Board does not make arrangements for the substitution of new options for any options then outstanding, the assumption of such options, or payment for such options, the Plan shall terminate and any options outstanding hereunder shall terminate on the effective date of such transaction; provided, however, all outstanding options granted under the Plan shall become immediately exercisable during the five business days immediately preceding the effective date of such transaction. If the options will so terminate on the effective date of the transaction, the Company shall give each Option Holder at least 15 days' notice of such termination and an opportunity to exercise such options prior to such termination.

                  15. NON-ASSIGNABILITY. Options may not be transferred other than by will or by the laws of descent and distribution. During a participant's lifetime, options granted to a participant may be exercised only by the participant.

                  16. INTERPRETATION. The Board shall interpret the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Board may rescind and amend its rules and regulations.

                  17. AMENDMENT OR DISCONTINUANCE. The Plan may be amended or discontinued by the Board without the approval of the stockholders of the Company, except that any amendment that would (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of securities that may be issued under the


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         Plan, or (c) materially modify the requirements or eligibility for participation in the Plan must be approved by the stockholders of the Company.

                  18. EFFECT OF PLAN. Neither the adoption of the Plan nor any action of the Board shall be deemed to give any officer or employee any right to be granted an option to purchase Common Stock of the Company or any other rights except as may be evidenced by a stock option agreement, or any amendment thereto, duly authorized by the Board and executed on behalf of the Company and then only to the extent and on the terms and conditions expressly set forth therein.

                  19. TERM. Unless sooner terminated by action of the Board, this Plan will terminate on November 8, 2004. The Board may not grant options under the Plan after that date, but options granted before that date will continue to be effective in accordance with their terms.

                  20. DEFINITIONS. For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

                           (a) "Plan" means this Amended and Restated Stock
                  Option Plan as amended from time to time.

                           (b) "Company" means Interphase Corporation, a Texas
                  corporation.

                           (c) "Board" means the board of directors of the
                  Company or a committee appointed by the board of directors to administer the Plan or any portion of the Plan.

                           (d) "Common Stock" means the Common Stock which the
                  Company is currently authorized to issue or may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value).


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                           (e) "Subsidiary" means any corporation in an unbroken
                  chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any such corporations.

                           (f) "Parent" means any corporation in an unbroken
                  chain of corporations ending with the Company if, at the time of granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                           (g) "Option Period" means the period during which an
                  option may be exercised.

                           (h) "Incentive Option" means an option granted under
                  the Plan which meets the requirements of Section 422 of the Internal Revenue Code.

                           (i) "Nonqualified Stock Option" means an option
                  granted under the Plan which is not intended to be an Incentive Option.


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                                 AMENDMENT NO. 1
                                     TO THE
                             INTERPHASE CORPORATION
                     AMENDED AND RESTATED STOCK OPTION PLAN


         Pursuant to Section 17 of the Interphase Corporation Amended and Restated Stock Option Plan (the "Plan"), the Plan is hereby amended as follows:

         1. Section 9 of the Plan is hereby amended to read in its entirety as follows:

                  Section 9. Option Price. The option price for Incentive Options shall not be less than 100% of the fair market value per share of the Common Stock on the date the Incentive Option is granted. The option price for Nonqualified Options shall be, as determined by the Board, any price per share of the Common Stock that is greater than par value per share of the Common Stock.

         IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the 22nd day of March, 1995.



                                              INTERPHASE CORPORATION

                                              By: /s/ R. STEPHEN POLLEY
                                                  ---------------------

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                                 AMENDMENT NO. 2
                                     TO THE
                              INTERPHASE CORPORATION
                     AMENDED AND RESTATED STOCK OPTION PLAN


         Pursuant to Section 17 of the Interphase Corporation Amended and Restated Stock Option Plan (the "Plan"), the Plan is hereby amended as follows:

         1. Section 5 of the Plan is hereby amended to read in its entirety as follows:

                  5. SHARES SUBJECT TO PLAN. The Board may not grant options under the Plan for more than 2,350,000 shares of Common Stock of the Company, but this number may be adjusted to reflect, if deemed appropriate by the Board any stock dividend, stock split, share combination, recapitalization or the like, of or by the Company. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be reoffered under the Plan.

         IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the 25th day of June, 1996.


                                              INTERPHASE CORPORATION

                                              By: /s/ R. STEPHEN POLLEY
                                                  ---------------------


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                             AMENDMENT NO. 3 TO THE
                             INTERPHASE CORPORATION
                     AMENDED AND RESTATED STOCK OPTION PLAN


         Pursuant to Section 17 of the Interphase Corporation Amended and Restated Stock Option Plan (the "Plan"), the first sentence of Section 5 of the Plan is hereby amended to read as follows:

                  The Board may not grant options under the Plan for more than 2,350,000 shares of Common Stock of the Company, but this number may be adjusted to reflect, if deemed appropriate by the Board, any stock dividend, stock split, share combination, recapitalization or the like, of or by the Company, and the total number of shares subject to option under the Plan represents the maximum number of shares for which options may be granted to any one participant in the Plan during the term of the Plan.

         IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the 21st day of April 1997.


                                              INTERPHASE CORPORATION


                                              By: /s/ R. STEPHEN POLLEY
                                                  ----------------------------
                                                  R. Stephen Polley, President


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                                 AMENDMENT NO.4
                                     TO THE
                             INTERPHASE CORPORATION
                     AMENDED AND RESTATED STOCK OPTION PLAN


         Pursuant to Section 17 of the Interphase Corporation Amended and Restated Stock Option Plan (the "Plan"), the Plan is hereby amended as follows:

         1. Section 5 of the Plan is hereby amended to read in its entirety as follows:

                  5. SHARES SUBJECT TO PLAN. The Board may not grant options under the Plan for more than 3,500,000 shares of Common Stock of the Company, but this number may be adjusted to reflect, if deemed appropriate by the Board, any stock dividend, stock split, share combination, recapitalization or the like, of or by the Company. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be reoffered under the Plan.

         IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the 19th day of January, 2000.


                                              INTERPHASE CORPORATION

                                              By: /s/ GREGORY B. KALUSH
                                                  ----------------------------
                                                  Gregory B. Kalush, President


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         INTERPHASE CORPORATION AMENDED AND RESTATED STOCK OPTION PLAN

                                 STOCK OPTIONS

                                    ADDENDUM

                                     FRANCE


The additional terms and conditions detailed below are to be read in conjunction with the rules of the Interphase Corporation Amended and Restated Stock Option Plan (hereinafter referred to as "the Plan") of Interphase Corporation (hereinafter referred to as "the Company"). Defined terms are to have the same meaning as that stated in the rules of the Plan. These additional terms and conditions are specific to employees and certain non-employee directors, described below, of Synaptel SARL, French subsidiary of Interphase Corporation, only and do not affect the rights afforded to employees of other Group companies who are granted Options under the Plan.

Options may be granted under this addendum to Participants who are, at present, based in France as follows:

   1. Options hereunder may only be granted to individuals having an employment contract with Synaptel SARL and/or to non-employee directors having a management function with Synaptel SARL
         [the president-directeur general," the "directeur-general," the "members of the directoire" (executive board of certain "societes anonymes") specified under July 24, 1966 corporate law.

   2. Options granted to any Participants hold shares representing 10% or more of the Company's share capital will not be deemed to have been granted pursuant to this Addendum.

   3. Any option to be allocated to beneficiaries whose "Option Price" at the time of the grant of the option is less than the higher of (i) the Option Price as defined under the Plan, (ii) 95% of the average stock exchange price during the 20 days preceding the related grant, or (iii) 95% of the average repurchase price of its own shares held by Interphase Corporation shall be deemed not to have been granted under this Addendum.

   4. Options granted within a 20-trading day period following a distribution of dividends or a capital increase shall be deemed not to have been granted under this Addendum.

   5. Except as otherwise decided at the sole discretion of the [Board or Option Committee], the options granted under this addendum shall be exercisable (i) 75%


ATTACHMENT III
INTERPHASE CORPORATION AMENDED AND RESTATED STOCK OPTION PLAN
STOCK OPTIONS
ADDENDUM
FRANCE                                                                   PAGE 1


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         after the expiration of a TWO (2)-year period from the date of grant and (ii) 25% after the expiration of a THREE (3)-year period from the date of the grant. Except in the events provided under Section 91 ter of Annex II of the French tax code when all the conditions provided by this section are fulfilled and except as otherwise decided at the sole discretion of the [Board or Option Committee], the underlying shares cannot be sold or otherwise disposed of for an additional period of (i) THREE (3) years starting from the date the options can be exercised for the options which become exercisable after the expiration of a TWO-YEAR period from the date of grant or (ii) TWO (2) years starting from the date the options can be exercised for the options which become exercisable after the expiration of a THREE-YEAR period from the date of grant, i.e., the FIVE (5)-year period requirement (from the date of grant through the date of the sale) shall be in all cases fulfilled. The share certificate being established upon exercise of the options will include a provision stating that the share cannot be sold until before the fifth anniversary of the grant.

         Should any modifications of the French legal provisions arise that would concern the conditions to qualify for the tax and social security preferential treatment, the [Board or Option Committee] would be entitled to modify accordingly and for this sole purpose the dates of exercise of the options as well as the holding conditions of the shares. These changes should however remain in line with the vesting periods provided by the Plan.

   6. The Option Price shall remain unchanged. The Option Price shall be adjusted only upon the occurrence of the events specified under July 24, 1966 corporate law (Section 208-5) in accordance with French law.

   7. In the event of the Participant's death and to the extent the option is exercisable under the Plan, the period during which the legal heirs are entitled to exercise the options is six months following the Participant's death.

   8. The total number of options granted and remaining unexercised (outstanding options) under the Plan will never cover a number of shares exceeding one-third of Interphase Corporation's capital.


ATTACHMENT III
INTERPHASE CORPORATION AMENDED AND RESTATED STOCK OPTION PLAN
STOCK OPTIONS
ADDENDUM
FRANCE                                                                   PAGE 2